SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                              April 10, 2002
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                    (Date of earliest event reported)


                          Banknorth Group, Inc.
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          (Exact name of registrant as specified in its charter)


         Maine                       0-16947                    01-0437984
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(State or other jurisdiction (Commission File Number)       (IRS Employer
 of incorporation)                                        Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
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 (Address of principal executive offices)                       (Zip Code)


                               (207) 761-8500
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           (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Item 5.   Other Events and Regulation FD Disclosure

     On April 11, 2002, Banknorth Group, Inc. ("Banknorth") and Bancorp Connecticut, Inc. ("Bancorp") announced that they had entered into an Agreement and Plan of Merger, dated as of April 10, 2002 (the "Agreement"), which sets forth the terms and conditions pursuant to which a newly-formed subsidiary of Banknorth will be merged with and into Bancorp (the "Merger"). The Agreement provides, among other things, that as a result of the Merger each outstanding share of common stock of Bancorp (subject to certain exceptions) will be converted into the right to receive $28.00 in cash.

     Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Agreement by the shareholders of Bancorp and the receipt of requisite regulatory approvals of the Merger and the proposed merger of Bancorp's banking subsidiary, Southington Savings Bank, with and into Banknorth's banking subsidiary, Banknorth, NA, as soon as practicable following consummation of the Merger.

     For additional information, reference is made to the press release, dated April 11, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:


     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of April 10, 2002, between Banknorth and Bancorp*

     10.1 Form of Shareholder Agreement between each director of Bancorp and Banknorth (included as Annex A to Exhibit 2.1)*

     10.2 Form of Noncompetition Agreement between Banknorth and Robert D. Morton (included as Annex B to Exhibit 2.1)*

     10.3 Form of Amendment No. 2 to Employment and Noncompetition Agreement, dated as of February 1, 2000 and amended as of December 28, 2001, among Bancorp, Southington Savings Bank and Robert D. Morton (included as Annex C to Exhibit 2.1)*

     99.1           Press Release, dated April 11, 2002

     * To be filed by amendment.




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                      *               *              *

     The press release included as Exhibit 99.1 and incorporated herein by reference contains forward-looking statements with respect to the financial condition, results of operations and business of Banknorth upon consummation of the Merger, including statements relating to: (a) the estimated cost savings and accretion to reported earnings that will be realized from the Merger and (b) the merger charges expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) the Merger may not be consummated;
(2) estimated cost savings from the Merger cannot be fully realized within the expected time frame; (3) revenues following the Merger are lower than expected; (4) competitive pressure among depository institutions increases significantly; (5) costs or difficulties related to the integration of the businesses of Banknorth and Bancorp are greater than expected; (6) changes in the interest rate environment reduce interest margins; (7) general economic conditions, either nationally or in the markets in which Banknorth will be doing business, are less favorable than expected; or (8) legislation or changes in regulatory requirements adversely affect the businesses in which Banknorth would be engaged.















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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BANKNORTH GROUP, INC.


                                       By: /s/ Peter J. Verrill
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                                       Name:  Peter J. Verrill
                                       Title: Senior Executive Vice President,
                                               Chief Operating Officer and
                                                Chief Financial Officer


Date:  April 11, 2002































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